UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 of 15(d) of the Securities Exchange Act of 1934
July 20, 2011
Date of Report (Date of earliest event reported)
LOCAL.COM CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-34197	33-0849123
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
One Technology Drive, Building G
Irvine, California 92618
(Address of principal executive offices)
(949) 784-0800
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the issuer under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.
On July 20, 2011, the Registrant held its 2011 Annual Meeting of Stockholders. The following matters were submitted to a vote of stockholders:
•	the election of two director as Class I members of the Registrant’s Board of Directors, for a three-year term expiring in 2014 and one director as a Class III member of the Registrant’s Board of Directors, for a two-year term expiring in 2013;

•	the ratification of the appointment of Haskell & White LLP as the Registrant’s independent registered public accounting firm for the fiscal year ending December 31, 2011;

•	the approval of the Registrant’s 2011 Omnibus Incentive Plan;

•	the advisory vote on executive compensation disclosed in the Registrant’s proxy statement; and

•	the advisory vote to determine the desired frequency of the stockholder executive compensation advisory vote.
As of the record date of May 24, 2011, there were 21,265,393 shares of Common Stock outstanding and entitled to vote at the meeting. The holders of 13,152,055 shares of Common Stock were represented in person or by proxy at the meeting, constituting a quorum.
At the annual meeting, the directors nominated were re-elected, the proposals for the independent registered public accounting firm, the Omnibus Incentive Plan and executive compensation submitted to stockholders were approved and the desired frequency of the stockholder executive compensation advisory vote was one year. The vote with respect to the election of directors was as follows:

Director	For	Withheld	Broker Non-Votes
Philip K. Fricke	3,543,409	163,798	9,444,848
Norman K. Farra Jr.	3,531,152	176,055	9,444,848
Lowell W. Robinson	3,612,660	94,547	9,444,848
The vote with respect to the ratification of the appointment of Haskell & White LLP as the Registrant’s independent registered public accounting firm for the fiscal year ending December 31, 2011 was as follows:

For	Against	Abstain	Broker Non-Votes
12,639,768	133,988	378,299	0
The vote with respect to the approval of the 2011 Omnibus Incentive Plan was as follows:

For	Against	Abstain	Broker Non-Votes
2,973,281	688,193	45,733	9,444,848
The vote with respect to the advisory vote on executive compensation was as follows:

For	Against	Abstain	Broker Non-Votes
3,413,835	244,469	48,903	9,444,848
The vote with respect to the advisory vote on the frequency of the stockholder executive compensation advisory vote was as follows:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
3,343,667	199,591	95,229	68,720	9,444,848

On July 20, 2011, the Registrant issued a press release announcing the results of its 2011 Annual Meeting of Stockholders. A copy of the press release is furnished as Exhibit 99.1 to this Current Report.
Item 9.01 Financial Statements and Exhibits.

Exhibit 99.1	Press Release of Local.com Corporation dated July 20, 2011.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOCAL.COM CORPORATION
Date: July 20, 2011	By:	/s/ Kenneth S. Cragun
Kenneth S. Cragun
Chief Financial Officer and Secretary

Exhibit Index

Exhibit
Number	Description
99.1	Press Release of Local.com Corporation dated July 20, 2011.